                                POWER OF ATTORNEY



         WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the nine-month period ended December 31, 2000 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2001.



                                                     /s/ D. Michael Hughes
                                                     --------------------------
                                                     D. Michael Hughes

                                POWER OF ATTORNEY



         WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the nine-month period ended December 31, 2000 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2001.



                                         /s/ Charles B. Evans
                                         -----------------------------------
                                         Charles B. Evans

                                POWER OF ATTORNEY



         WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the nine-month period ended December 31, 2000 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2001.



                                                  /s/ David S. Hooker
                                                  ---------------------------
                                                  David S. Hooker

                                POWER OF ATTORNEY



         WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the nine-month period ended December 31, 2000 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint MARVIN
J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2001.



                                          /s/  John R. Huff
                                          ----------------------------------
                                          John R. Huff

                                POWER OF ATTORNEY



         WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the nine-month period ended December 31, 2000 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of March 2001.



                                          /s/ Harris J. Pappas
                                          -------------------------------------
                                          Harris J. Pappas